Exhibit 99.1
FORM OF
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of October [___], 2009, by and among Grubb & Ellis Company, a Delaware corporation (the “Company”), and the persons listed on the Schedule of Initial Holders attached hereto as Schedule A (each, an “Initial Holder” and, collectively, the “Initial Holders”).
     THE PARTIES TO THIS AGREEMENT enter into this Agreement on the basis of the following facts, intentions, and understandings:
     A. The Company and JMP Securities LLC, a Delaware limited liability company (“JMP”), have entered into that certain Purchase Agreement, dated as of October [___], 2009 (the “Rule 144A Purchase Agreement”), and, upon the terms and subject to the conditions of the Rule 144A Purchase Agreement, the Company has agreed to issue and sell, and JMP has agreed to purchase, [                    ] shares of the [___]% cumulative participating perpetual convertible preferred stock, par value $0.01 per share, of the Company (the “Preferred Stock”).
     B. JMP and the Initial Holders identified as “qualified institutional buyers” on Schedule A attached hereto have entered into arrangements pursuant to which JMP has agreed to resell, and such Initial Holders have agreed to purchase, such numbers of shares of the Preferred Stock as set forth opposite such Initial Holders’ respective names on Schedule A attached hereto.
     C. The Company, the Initial Holders identified as “accredited investors” on Schedule A attached hereto, and certain other purchasers have entered into that certain Purchase Agreement, dated as of October [___], 2009 (the “Accredited Investor Purchase Agreement”), and, upon the terms and subject to the conditions of the Accredited Investor Purchase Agreement, the Company has agreed to issue and sell, and such Initial Holders have agreed to purchase, such numbers of shares of the Preferred Stock as set forth opposite such Initial Holders’ respective names on Schedule A attached hereto.
     D. To induce the Initial Holders to purchase the Securities (as defined below), whether from JMP or directly from the Company pursuant to the Accredited Investor Purchase Agreement, the Company has agreed to provide the Initial Holders and their Permitted Assigns (as defined below) with the benefit of (i) certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), on the terms and subject to the conditions set forth herein, and (ii) certain preemptive rights to purchase additional Common Equity (as defined below), on the terms and subject to the conditions set forth herein.
     NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Initial Holders hereby agree, for the benefit of (i) the Initial Holders and (ii) any Permitted Assigns of the Initial Holders to whom the Initial Holders may transfer the Securities or the Underlying Common Stock (as defined below) from time to time (each of such Initial Holders and their Permitted Assigns, a “Holder” and together the “Holders”), as follows:

     SECTION 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:
     “Accredited Investor Purchase Agreement” has the meaning set forth in the preamble of this Agreement.
     “Affiliate” means with respect to any specified person, an “affiliate,” as defined in Rule 144, of such person.
     “Amendment Effectiveness Deadline” has the meaning set forth in Section 2(d) hereof.
     “Board of Directors” means either the board of directors of the Company or any committee of the Board of Directors authorized to act for it with respect to this Agreement.
     “Business Day” means any day, except a Saturday, Sunday or legal holiday on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.
     “Certificate of Designations” means the Certificate of the Powers, Designations, Preferences and Rights of the Preferred Stock.
     “Common Equity” has the meaning set forth in Section 8.
     “Common Equity Sale” has the meaning set forth in Section 8.
     “Common Stock” means the common stock of the Company, $0.01 par value per share, as it exists on the date of this Agreement and any shares of any class or classes of capital stock resulting from any reclassification or reclassifications thereof.
     “Convertible Securities” has the meaning set forth in Section 8.
     “Deferral Notice” has the meaning set forth in Section 3(h) hereof.
     “Deferral Period” has the meaning set forth in Section 3(h) hereof.
     “Effectiveness Deadline” means the earlier of (i) the 90th calendar day following the Issue Date (or the 135th calendar day following the Issue Date in the event that the Shelf Registration Statement is subject to review by the SEC) and (ii) the fifth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Shelf Registration Statement will not be “reviewed” or will not be subject to further review; provided that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.
     “Effectiveness Period” means the period commencing on the first date that a Shelf Registration Statement is declared effective under the Securities Act and ending on the date that all Securities and Underlying Common Stock have ceased to be Registrable Securities.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
     “Filing Deadline” has the meaning set forth in Section 2(a) hereof.
     “FINRA” means the Financial Industry Regulatory Authority, Inc.
     “Holder” has the meaning set forth in the preamble of this Agreement.
     “indemnified party” has the meaning set forth in Section 6(c).
     “indemnifying party” has the meaning set forth in Section 6(c).
     “Issue Date” means the first date of original issuance of the Securities.
     “Material Event” has the meaning set forth in Section 3(h) hereof.
     “Notice and Questionnaire” means a written notice delivered to the Company containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Exhibit A hereto.
     “Notice Holder” means, on any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date.
     “Permitted Assigns” means (i) Affiliates of the Initial Holders and (ii) entities that share a common discretionary investment advisor with the Initial Holders.
     “Preferred Stock” has the meaning set forth in the preamble of this Agreement
     “Prospectus” means a prospectus included in a Shelf Registration Statement (including, without limitation, an “issuer free writing prospectus,” as such term is defined in Rule 433 under the Securities Act and a prospectus that discloses information previously omitted pursuant to Rule 430A under the Securities Act), as amended or supplemented, and all materials incorporated by reference in such prospectus or free writing prospectus.
     “Registrable Securities” means the Securities and the Underlying Common Stock, and any security issued with respect thereto upon any share dividend, split or similar event until, in the case of any such security, the earliest of (i) one year from the latest date of original issuance of the Securities, (ii) its effective registration under the Securities Act and resale in accordance with a Shelf Registration Statement, (iii) the date on which all such securities (including, without limitation, the Securities, the Underlying Common Stock, and any security issued with respect thereto upon any share dividend, split or similar event) have been transferred in accordance with Rule 144; provided that as a result of the event or circumstance described in any of the foregoing clauses (i) through (iii), the legend with respect to transfer restrictions required under the Certificate of Designations is removed or removable in accordance with the terms of the Certificate of Designations or such legend, as the case may be, (iv) its cessation of being outstanding, or (v) the date on which neither the Initial Holders nor their Permitted Assigns hold any such securities (including, without limitation, the Securities, the Underlying Common Stock, and any security issued with respect thereto upon any share dividend, split or similar event).
     “Registration Default” has the meaning set forth in Section 2(e) hereof.
     “Registration Default Period” has the meaning set forth in Section 2(e) hereof.
     “Registration Delay Payment” has the meaning set forth in Section 2(e) hereof.
     “Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
     “Rule 144A” means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
     “Rule 144A Purchase Agreement” has the meaning set forth in the preamble of this Agreement.
     “SEC” means the U.S. Securities and Exchange Commission.
     “SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff and (ii) the Securities Act.
     “Securities Act” has the meaning set forth in the preamble of this Agreement.
     “Securities” means the aggregate [ ] shares of Preferred Stock purchased by the Initial Holders on the date hereof, whether from JMP or directly from the Company pursuant to the Accredited Investor Purchase Agreement, as set forth opposite the Initial Holders’ respective names on Schedule A attached hereto; provided that, for purposes of this definition, any such Preferred Stock that is transferred to any person other than an Initial Holder or a Permitted Assign of an Initial Holder shall immediately and forever cease to be a “Security” upon the consummation of such transfer.
     “Shelf Registration Statement” has the meaning set forth in Section 2(a) hereof, including amendments to such registration statement, all exhibits and all materials incorporated by reference in such registration statement.
     “Special Counsel” means Greenberg Traurig LLP or one such other successor counsel as shall be specified by the Holders of a majority of the Registrable Securities. For purposes of determining Holders of a majority of the Registrable Securities in this definition, Holders of Securities shall be deemed to be the Holders of the number of shares of Underlying Common Stock into which such Securities are or would be convertible as of the date the consent is requested.
     “Underlying Common Stock” means the Common Stock into which the Securities are convertible or issued upon any such conversion, including, without limitation, any shares of Common Stock issued upon conversion of accrued and unpaid dividends in connection with the conversion of the Securities.

     SECTION 2. Shelf Registration. (a) The Company shall prepare and file or cause to be prepared and filed with the SEC, as soon as practicable but in any event by the date 30 days after the Issue Date (the “Filing Deadline”), a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by Holders thereof of all of the Registrable Securities (a “Shelf Registration Statement”); provided that in the event that the SEC notifies the Company that, as a result of the application of Rule 415 not all of the Registrable Securities may be registered for resale as a secondary offering pursuant to a single Shelf Registration Statement on the form used by the Company, the Company shall promptly inform each of the Holders and promptly use its commercially reasonable best efforts to register, and have declared effective, the maximum percentage of Registrable Securities permitted to be included on such Shelf Registration Statement (distributed pro rata among the Holders of Registrable Securities on the basis of the number of Registrable Securities owned by such Holders), and as soon as allowed by the SEC or SEC Guidance provided to the Company or to registrants of securities in general, to register the additional Registrable Securities on such additional Shelf Registration Statements as may be required to register the resale of all of the Registrable Securities; provided, however, that prior to reducing the number of shares of Registrable Securities included in the initial Shelf Registration Statement, the Company shall be obligated to use its commercially reasonable best efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09. The Shelf Registration Statement shall, subject to Section 2(f), be on Form S-1 or another appropriate form permitting registration of the Registrable Securities for resale by the Holders in accordance with the methods of distribution elected by the Holders and set forth in the Shelf Registration Statement; provided, however, that in no event shall such method of distribution take the form of an underwritten offering of the Registrable Securities without the prior written consent of the Company. The Company shall use its commercially reasonable efforts to cause a Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable but in any event by the Effectiveness Deadline, and to keep a Shelf Registration Statement continuously effective under the Securities Act until the expiration of the Effectiveness Period. Each Holder that became a Notice Holder on or prior to the date five Business Days prior to the date the initial Shelf Registration Statement is declared effective shall be named as a selling securityholder in the initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver or make available the Prospectus to purchasers of Registrable Securities in accordance with applicable law. Only Registrable Securities shall be included in a Shelf Registration Statement. The Company shall, by 9:30 a.m. Eastern time on the first Business Day after the effective date of a Shelf Registration Statement, file a final Prospectus with the SEC, as required by Rule 424(b).
     (b) If a Shelf Registration Statement covering resales of the Registrable Securities ceases to be effective for any reason at any time during the Effectiveness Period (other than because all securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement so that all Registrable Securities outstanding as of the date of such filing, or such lesser number of Registrable

Securities in the event that the number of Securities to be registered are reduced in accordance with Section 2(a) hereof, are covered by a Shelf Registration Statement. If a new Shelf Registration Statement is filed pursuant to this Section 2(b), the Company shall use its commercially reasonable efforts to cause the new Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep the new Shelf Registration Statement continuously effective until the end of the Effectiveness Period.
     (c) The Company shall amend and supplement the Prospectus and/or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or file a new Shelf Registration Statement, if required by the Securities Act or as necessary and reasonably requested by any Holder of the Registrable Securities covered by such Shelf Registration Statement to correct any material misstatements or omissions with respect to any Holder or as necessary to name a Notice Holder as a selling securityholder pursuant to Section 2(d) below.
     (d) Each Holder may sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus only in accordance with this Section 2(d) and Section 3(h) hereof. From and after the date the initial Shelf Registration Statement is declared effective, each Holder wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus shall, if not already a selling securityholder in such Shelf Registration Statement, deliver a Notice and Questionnaire to the Company at least 10 Business Days prior to such Holder’s intended distribution of Registrable Securities under the Shelf Registration Statement. The Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered hereunder, and in any event on or before the later of (x) five Business Days after such delivery date or (y) five Business Days after the expiration of any Deferral Period in effect when the Notice and Questionnaire is delivered or put into effect within five Business Days of such delivery date:
          (i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or an amendment to any document incorporated therein by reference or file a new Shelf Registration Statement or any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in a Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver or make available such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to a Shelf Registration Statement or shall file a new Shelf Registration Statement, the Company shall use its commercially reasonable efforts to cause such post-effective amendment or new Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date that is 45 days after the date such post-effective amendment or new Shelf Registration Statement is required by this Section 2(d) to be filed (the “Amendment Effectiveness Deadline”); provided, however, that the Shelf Registration Statement shall include the disclosure required by Rule 430B under the Securities Act in order to enable the Company to add selling securityholders on to the Shelf Registration Statement pursuant to the filing of prospectus supplements; and provided, further, if the Company is then able to name a selling securityholder to the Shelf Registration Statement by means of either a supplement to the related prospectus or a post-effective amendment, the Company shall file a prospectus supplement to name the Holder as a selling securityholder in the Shelf Registration Statement;
          (ii) provide such Holder copies of any documents filed pursuant to Section 2(d)(i); and
          (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any new Shelf Registration Statement or post-effective amendment filed pursuant to Section 2(d)(i);
provided that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(h); and provided, further, that in no event will the Company be required to file more than one such amendment to the Shelf Registration Statement or new Shelf Registration Statement in any calendar quarter for all such Holders. Notwithstanding anything contained herein to the contrary, (i) the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Shelf Registration Statement or related Prospectus and (ii) the Amendment Effectiveness Deadline shall be extended by ten Business Days from the expiration of a Deferral Period.
     (e) The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if:
          (i) the initial Shelf Registration Statement has not been filed on or prior to the Filing Deadline,
          (ii) a Shelf Registration Statement covering all of the Registrable Securities has not been declared effective under the Securities Act on or prior to the Effectiveness Deadline,
          (iii) the Company has failed to perform its obligations set forth in Section 2(d)(i) within the time period required therein,
          (iv) a post-effective amendment to a Shelf Registration Statement filed pursuant to Section 2(d)(i) has not become effective under the Securities Act on or prior to the Amendment Effectiveness Deadline, or
          (v) the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(h) hereof.
Each event described in any of the foregoing clauses (i) through (v) is individually referred to herein as a “Registration Default.” For purposes of this Agreement, each Registration Default set forth above shall begin and end on the dates set forth in the table set forth below:

Type of Registration
Default by Clause	Beginning Date	Ending Date
(i)	Filing Deadline	the date the initial Shelf Registration Statement is filed

(ii)	Effectiveness Deadline	the date a Shelf Registration Statement covering all of the Registrable Securities becomes effective under the Securities Act

(iii)	the date by which the Company is required to perform its obligations under Section 2(d)(i)	the date the Company performs its obligations set forth in Section 2(d)(i)

(iv)	the Amendment Effectiveness Deadline	the date the applicable post-effective amendment to a Shelf Registration Statement becomes effective under the Securities Act

(v)	the date on which the aggregate duration of Deferral Periods in any period exceeds the number of days permitted by Section 3(h)	termination of the Deferral Period that caused the limit on the aggregate duration of Deferral Periods to be exceeded
For purposes of this Agreement, Registration Defaults shall begin on the dates set forth in the table above and shall continue until the ending dates set forth in the table above.
     Commencing on (and including) any date that a Registration Default has begun and ending on (but excluding) the next date on which there are no Registration Defaults that have occurred and are continuing (a “Registration Default Period”), the Company shall pay, as liquidated damages and not as a penalty, to Holders of Registrable Securities in respect of each day in the Registration Default Period, cash in an amount that shall accrue at a rate of 0.50% of the initial liquidation preference of the Securities per month (the “Registration Delay Payment”) with respect to any Registrable Security, from and including the date that a Registration Default begins to but excluding the date on which all such resale Registration Defaults have been cured; provided that in the case of a Registration Default Period that is in effect solely as a result of a Registration Default of the type described in clause (iii) or (iv) of the preceding paragraph, such Registration Delay Payment shall be paid only to the Holders (as set forth in the succeeding paragraph) that have delivered Notices and Questionnaires that caused the Company to incur the obligations set forth in Section 2(d), the non-performance of which is the basis of such Registration Default. Notwithstanding the foregoing, no Registration Delay Payment shall accrue as to any Registrable Security from and after the earlier of (x) the date such security is no longer a Registrable Security and (y) expiration of the Effectiveness Period. The rates of accrual of the Registration Delay Payment with respect to any period shall not exceed the rates provided for in this paragraph notwithstanding the occurrence of multiple concurrent Registration Defaults.
     If a Holder has converted some or all of its Securities into Common Stock, the Holder will not be entitled to receive any Registration Delay Payment with respect to such converted Securities, but shall be entitled to any Registration Delay Payments with respect to the shares of Underlying Common Stock for so long as such shares are Registrable Securities.
     The Registration Delay Payment shall be payable on each monthly anniversary of the date that the applicable Registration Default began (each, a “Monthly Anniversary Date”) during the Registration Default Period (and on the Monthly Anniversary Date next succeeding the end of the Registration Default Period if the Registration Default Period does not end on a Monthly Anniversary Date) to the Holders of the Registrable Securities entitled thereto pursuant to this Agreement; provided that any Registration Delay Payment with respect to any Security or portion thereof redeemed by the Company on a redemption date or purchased by the Company on a repurchase date prior to the Monthly Anniversary Date, shall, in any such event, be paid instead to the Holder who submitted such Security or portion thereof for redemption or purchase on the applicable redemption date or repurchase date, as the case may be, on such date; and provided, further, that, in the case of a Registration Default of the type described in clause (iii) or (iv) of the first paragraph of this Section 2(e), such Registration Delay Payment shall be paid only to the Holders entitled thereto by check mailed to the address set forth in the Notice and Questionnaire delivered by such Holder. The Registration Delay Payments pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of a Registration Default. Notwithstanding the foregoing, the parties agree that the sole damages payable for a violation of the terms of this Agreement with respect to which additional payments or liquidated damages are expressly provided shall be such Registration Delay Payment. Nothing shall preclude any Holder from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.
     All of the Company’s payment obligations set forth in this Section 2(e) that have accrued with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such payment obligations with respect to such security have been satisfied in full (notwithstanding termination of this Agreement pursuant to Section 8(l)).
     The parties hereto agree that the additional payments provided for in this Section 2(e) constitute a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of the failure of a Shelf Registration Statement to be filed or declared effective or available for effecting resales of Registrable Securities in accordance with the provisions hereof.
     (f) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.
     SECTION 3. Registration Procedures. In connection with the registration obligations of the Company under Section 2 hereof, the Company shall:
     (a) Before filing any Shelf Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, furnish to the Initial Holders and the Special Counsel of such offering, if any, copies of all such documents proposed to be filed at least three Business Days prior to the filing of such Shelf Registration Statement or amendment thereto or Prospectus or supplement thereto (other than supplements or amendments that do nothing more than name Notice Holders and provide information with respect thereto).
     (b) Subject to Section 3(h) hereof, prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement continuously effective during the Effectiveness Period; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use its commercially reasonable efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Shelf Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the Holders thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented.
     (c) As promptly as practicable give notice to the Notice Holders, the Initial Holders and the Special Counsel, (i) when any Prospectus, prospectus supplement, Shelf Registration Statement or post-effective amendment to a Shelf Registration Statement has been filed with the SEC and, with respect to a Shelf Registration Statement or any post-effective amendment, when the same has been declared effective (other than supplements or amendments that do nothing more than name Notice Holders and provide information with respect thereto), (ii) of any request, following the effectiveness of the initial Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to any Shelf Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the occurrence of, but not the nature of or details concerning, a Material Event, which notice may, at the discretion of the Company (or as required pursuant to Section 3(h)) state that it constitutes a Deferral Notice, in which event the provisions of Section 3(h) shall apply; provided, however, in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company.

     (d) Use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Shelf Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case as promptly as practicable, and provide prompt notice to each Notice Holder and the Initial Holders of the withdrawal of any such order.
     (e) As promptly as practicable furnish to each Notice Holder, the Special Counsel and the Initial Holders, upon request and without charge, at least one conformed copy of each Shelf Registration Statement and any amendment thereto, including exhibits and all documents incorporated or deemed to be incorporated therein by reference.
     (f) During the Effectiveness Period, deliver to each Notice Holder, the Special Counsel, if any, and the Initial Holders, in connection with any sale of Registrable Securities pursuant to a Shelf Registration Statement, without charge, as many copies of the Prospectus relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as any such person may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each such person in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein on the terms set forth herein.
     (g) Prior to any public offering of the Registrable Securities pursuant to a Shelf Registration Statement, use its commercially reasonable efforts to register or qualify or cooperate with the Notice Holders and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing; prior to any public offering of the Registrable Securities pursuant to a Shelf Registration Statement, use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Notice Holder’s offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the Shelf Registration Statement and the related Prospectus; provided that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.
     (h) Upon (A) the necessity to amend the Shelf Registration Statement or any Prospectus to comply with the Securities Act, the Exchange Act or the respective rules and regulations promulgated by the SEC thereunder or the issuance by the SEC of a stop order suspending the effectiveness of a Shelf Registration Statement or the initiation of proceedings with respect to a Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a “Material Event”) as a result of which a Shelf

Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development with respect to the Company or a public filing with the SEC that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of a Shelf Registration Statement and the related Prospectus:
     (i) in the case of clause (B) above, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Shelf Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Shelf Registration Statement and Prospectus so that such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Shelf Registration Statement, use its commercially reasonable efforts to cause it to be declared effective as promptly as is practicable, and
     (ii) give notice to the Notice Holders, and the Special Counsel, if any, that the availability of a Shelf Registration Statement is suspended (a “Deferral Notice”); provided, however, in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company.
     The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (C) above, as soon as in the reasonable discretion of the Company, such suspension is no longer appropriate. The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of a Shelf Registration Statement or any Prospectus, without incurring or accruing any obligation to pay additional amounts pursuant to Section 2(e), so long as the aggregate duration of any periods during which the availability of the Shelf Registration Statement and any Prospectus is suspended (each, a “Deferral Period”) does not exceed 60 days in the aggregate in any consecutive 12-month period. The Company shall promptly notify the Holders when the use of the Prospectus may be resumed.
     (i) If reasonably requested in writing in connection with a disposition of Registrable Securities pursuant to a Shelf Registration Statement, make reasonably available for inspection during normal business hours by a representative for the Notice Holders of such Registrable Securities, any broker-dealers, attorneys and accountants retained by such Notice Holders, and any attorneys or other agents retained by a broker-dealer engaged by such Notice Holders, all relevant financial and other records, all relevant corporate documents and other relevant information as may be reasonably requested by such representative for the Notice Holders, or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar “due diligence” examinations; provided that such persons shall first agree in writing with the Company that any non-public information shall be used solely for the purposes of satisfying “due diligence” obligations under the Securities Act and exercising rights under this Agreement and shall be kept confidential for a period of five years by such persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iii) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement; provided, further, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Notice Holders and the other parties entitled thereto by the Special Counsel; and provided, further, that the Company shall not be required to provide commercially sensitive materials to direct competitors of the Company. Any person legally compelled to disclose any such confidential information made available for inspection shall provide the Company with prompt prior written notice of such requirement so that the Company may seek a protective order, confidentiality treatment or other appropriate remedy.
     (j) If requested by any Notice Holder, (i) incorporate as soon as practicable in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information regarding such Holder as required by the rules and regulations of the SEC as such Holder may reasonably request to be included therein (unless the Company reasonably objects to such inclusion and, in the opinion of counsel to the Company, such information is not required to be so incorporated) and (ii) make all required filings of such supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such filing.
     (k) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) for a 12-month period commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Shelf Registration Statement, which statements shall be made available no later than 45 days after the end of the 12-month period or 90 days if the 12-month period coincides with the fiscal year of the Company.
     (l) As applicable, cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold or to be sold pursuant to a Shelf Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be registered in such names as such Notice Holder may request in writing.
     (m) In connection with underwritten offerings pursuant to a Shelf Registration Statement, use commercially reasonable efforts to obtain opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the

Holders and Special Counsel) addressed to each Notice Holder, covering the matters customarily covered in opinions requested in underwritten offerings and obtain “cold comfort” letters from the independent registered public accounting firm of the Company (and, if necessary, any other registered public accounting firm of any subsidiary of the Company, or of any person or business acquired by the Company for which financial statements and financial data are or are required to be included or incorporated by reference in the Shelf Registration Statement or the related Prospectus or in the documents incorporated or deemed to be incorporated therein) addressed to the Company and each Notice Holder, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings.
     (n) Provide a CUSIP number for all Registrable Securities covered by each Shelf Registration Statement not later than the effective date of such Shelf Registration Statement and provide the transfer agent for the Securities and the Common Stock with printed certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.
     (o) Cooperate and assist in any filings required to be made with FINRA.
     (p) Cause the Underlying Common Stock covered by the Shelf Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which the Common Stock is then listed or quoted.
     SECTION 4. Holder’s Obligations. (a) Each Holder agrees, by acquisition of the Registrable Securities, that no Holder shall be entitled to sell any of such Registrable Securities pursuant to a Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required hereunder (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus made available or delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading. Each Holder further agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement without delivering, or, if permitted by applicable securities law, making available, to the purchaser thereof a Prospectus in accordance with the requirements of applicable securities laws. Each Holder further agrees that such Holder will not make any offer relating to the Registrable Securities pursuant to the Shelf Registration Statement that would constitute an “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act), unless it has obtained the prior written consent of the Company.
     (b) Upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to any Shelf Registration Statement until such Notice Holder’s receipt of copies of the supplemented or amended Prospectus provided for in Section 3(h)(i), or until it is advised in writing by the Company that the Prospectus may be used.
     SECTION 5. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Sections 2 and 3 of this Agreement whether or not any Shelf Registration Statement is declared effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with FINRA and the SEC and (y) of compliance with federal and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of the Special Counsel in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as Notice Holders of a majority of the Registrable Securities being sold pursuant to a Shelf Registration Statement may designate), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (iii) all reasonable expenses of any persons in preparing or assisting in preparing, word processing, printing and distributing any Shelf Registration Statement, any Prospectus, any amendments or supplements thereto, and any securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) the fees and disbursements of counsel to the Company in connection with any Shelf Registration Statement, (v) fees and disbursements of the registrar and transfer agent for the Securities and Common Stock, (vi) Securities Act liability insurance obtained by the Company in its sole discretion, (vii) the reasonable fees and disbursements of one Special Counsel (other than fees and expenses in connection with any underwritten offerings), and (ix) the fees and disbursements of the independent registered public accounting firm of the Company and of any other Person or business whose financial statements are included or incorporated or deemed to be incorporated by reference in a Shelf Registration Statement, including the expenses of any “cold comfort” or similar letters required by or incident to such performance and compliance. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing by the Company of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 5, each seller of Registrable Securities shall pay any broker’s commission, agency fee or underwriter’s discount or commission in connection with the sale of its Registrable Securities under a Shelf Registration Statement.
     SECTION 6. Indemnification and Contribution.
     (a) The Company agrees to indemnify and hold harmless each Notice Holder, each person, if any, who controls any Notice Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Holder within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by such Holder in connection with defending or investigating any such action or claim), as incurred, caused by or that are based upon or arise out of any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement or any amendment thereof, or any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, except to the extent such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based solely upon information relating to any Holder furnished to the Company in writing by or on behalf of such Holder expressly for use therein; provided that the foregoing indemnity shall not inure to the benefit of any Holder (or to the benefit of any person controlling such Holder) from whom the person asserting such losses, claims, damages or liabilities purchased the Registrable Securities, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder to such person, if required by law so to have been delivered at or prior to the written confirmation of the sale of the Registrable Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company under this Agreement.
     (b) Each Holder agrees severally and not jointly to indemnify and hold harmless the Company and the Company’s directors and officers who sign any Shelf Registration Statement and each person, if any, who controls the Company (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) or any other Holder, to the same extent as the foregoing indemnity from the Company to such Holder, but only (i) to the extent such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based solely upon information relating to such Holder furnished to the Company in writing by or on behalf of such Holder expressly for use in such Shelf Registration Statement or Prospectus or amendment or supplement thereto or (ii) to the extent that a Holder either fails to send or deliver a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto), but only if (A) the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities and (B) such failure is not the result of noncompliance by the Company under this Agreement. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Shelf Registration Statement giving rise to such indemnification obligation.
     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 6(a) or 6(b) hereof, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding; provided that the failure of any indemnified party to give such notice shall not relieve the indemnifying party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the indemnifying party. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such indemnified party in any such proceeding or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by, in the case of parties indemnified pursuant to Section 6(a), the Holders of a majority (with Holders of Securities deemed to be the Holders, for purposes of determining such majority, of the number of shares of Underlying Common Stock into which such Securities are or would be convertible as of the date on which such designation is made) of the Registrable Securities covered by the Shelf Registration Statement held by Holders that are indemnified parties pursuant to Section 6(a) and, in the case of parties indemnified pursuant to Section 6(b), the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.
     (d) To the extent that the indemnification provided for in Section 6(a) or 6(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by any Holder shall be deemed to be equal to the value of receiving registration rights under this Agreement for the Registrable Securities. The relative fault of the Holders on the one hand and the Company on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Holders or by the Company, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders’ respective obligations to contribute pursuant to this Section 6(d) are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Shelf Registration Statement, and not joint.
     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding this Section 6(d), no indemnifying party that is a selling Holder shall be required to contribute any amount in excess of the amount by which the net proceeds by such Holder from the sale of the Registrable Securities giving rise to the indemnification obligation exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
     (e) The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity, hereunder, under the Rule 144A Purchase Agreement, the Accredited Investor Purchase Agreement, or otherwise.
     (f) The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder, any person controlling any Holder or any affiliate of any Holder or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) the sale of any Registrable Securities by any Holder.
     SECTION 7. Information Requirements. The Company covenants that, if at any time before the end of the Effectiveness Period, the Company is not subject to Section 13 or 15(d) under the Exchange Act, it will make available to any Holder in connection with any sale thereof and any prospective purchaser of Registrable Securities, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any Holder and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144A. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in the Company’s most recent report filed pursuant to Section 13 or 15(d) under the Exchange Act.
     SECTION 8. Preemptive Rights. For six (6) months following the date of this Agreement, if the Company issues for cash consideration any Common Stock or any securities convertible into or exchangeable for, directly or indirectly, our Common Stock (“Convertible Securities” and together with the Common Stock, the “Common Equity”) or any rights, warrants or options to purchase any Common Equity (the issuance of any such Common Equity during such six (6) month period, the “Common Equity Sale”), then the Holder shall also have the right, subsequent to the consummation of the Common Equity Sale, to purchase up to an amount of Common Equity, on the identical terms and conditions as the Common Equity was issued in the Common Equity Sale, so as to maintain such Holder’s “as converted” pro rata ownership based solely upon ownership of the Company’s equity represented by such Holder’s Registrable Securities prior to the Common Equity Sale. Notwithstanding anything to the contrary set forth above, such purchase rights shall not apply to any (i) Common Equity (other than for cash) in connection with a strategic merger, alliance, joint venture, acquisition, consolidation, licensing or partnering agreement; (ii) any Common Equity issued in connection with any credit facility obtained by the Company; or (iii) Common Equity issued pursuant to an employment agreement or arrangement or an equity compensation plan approved by the Company’s board of directors. Upon the consummation of the Common Equity Sale giving rise to this right, the Company shall promptly give the Holder written notice of the consummation of such Common Equity Sale describing the Common Equity, the price and the terms and conditions upon which the Company issued the same and the Company’s calculation of the amount of Common Equity that the Company believes such Holder has the right to purchase.
     SECTION 9. Miscellaneous.
     (a) No Conflicting Agreements. The Company is not, as of the date hereof, a party to, nor shall it, on or after the date of this Agreement, enter into, any agreement with respect to its securities that conflicts with the rights granted to the Holders in this Agreement. In addition, the Company shall not grant to the holders of the Company’s securities (other than the Holders in such capacity) the right to include any of its securities (other than the Registrable Securities) in the Shelf Registration Statement provided for under this Agreement. The Company represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company’s securities under any other agreements unless such rights have been waived.
     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of the then outstanding Underlying Common Stock constituting Registrable Securities (with Holders of Securities deemed to be the Holders, for purposes of this Section 9(b), of the number of outstanding shares of Underlying Common Stock into which such Securities are or would be convertible as of the date on which such consent is requested). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Shelf Registration Statement; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 9(b) whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.
     (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by facsimile, by courier or by first class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by facsimile, (iii) one Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first class mail, to the parties as follows:
          (i) if to a Holder, at the most current address or facsimile number given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto;
          (ii) if to the Company, to:
Grubb & Ellis Company
39400 Woodward Avenue
Suite 250
Bloomfield Hills, Michigan 48304
Attention: Chairman of the Board
Facsimile No.: (248) 644-7620
with a copy to:
Zukerman Gore Brandeis & Crossman, LLP
875 Third Avenue
New York, New York 10022
Attention: Cliff Brandeis, Esq.
                  Joseph E. Maloney, Esq.
Facsimile No.: (212) 223-6433
          (iii) if to the Initial Holders, to:
Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
Attention: Steve Hoffman, Esq.
Facsimile No.: (617) 204-7429
with a copy to:
Greenberg Traurig, LLP
One International Place
Boston, Massachusetts 02110
Attention: Bradley Jacobson, Esq.

Facsimile No.: (617) 279-8402
or to such other address as such person may have furnished to the other persons identified in this Section 9(c) in writing in accordance herewith.
     (d) Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Holders or subsequent Holders if such subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.
     (e) Successors and Assigns. Any Permitted Assign of the Initial Holders to whom any Registrable Securities are sold or otherwise transferred shall be deemed, for purposes of this Agreement, to be an assignee of the Initial Holders. This Agreement shall be binding upon the successors and assigns of each of the parties hereto and shall inure to the benefit of and be binding upon each Holder of Registrable Securities; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Certificate of Designations; and provided, further, that this Agreement shall not inure to the benefit of any person that is not a Permitted Assign of the Initial Holder. If Permitted Assign of any Initial Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Permitted Assign shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and shall be entitled to receive the benefits hereof.
     (f) Submission to Jurisdiction, Etc. No legal proceeding may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Initial Holders each hereby consent to the jurisdiction of such courts and personal service with respect thereto and hereby irrevocably and unconditionally waive any objection to the laying of venue of any legal proceeding in such courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such legal proceeding brought in any such court has been brought in an inconvenient forum. To the extent permitted by law, the Company and the Initial Holders each hereby waive all right to trial by jury in any legal proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such legal proceeding brought in any such court shall be conclusive and binding upon the Company and the Initial Holders and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.
     (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

     (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     (j) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their commercially best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.
     (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. Except as provided in the Rule 144A Purchase Agreement and the Accredited Investor Purchase Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.
     (l) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Section 4, 5 or 6 hereof, any confidentiality obligations under Section 3(i) hereof, and the obligations to make payments of and provide for additional payments under Section 2(e) hereof to the extent such damages accrue prior to the end of the Effectiveness Period, each of which shall remain in effect in accordance with its terms.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

GRUBB & ELLIS COMPANY
By:
Name:
Title:

[Registration Rights Agreement]

Confirmed and accepted as of
the date first above written:

HOLDER [signature block to be replicated for each holder]

By:

Name:
Title:

2

SCHEDULE A
INITIAL HOLDERS

Initial Holder	Investor Status	Number of Securities

EXHIBIT A
SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE
[Please see attached.]